UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act OF 1934

        Date of Report (Date of Earliest Event Reported): January 7, 1997


                       AMERICAN SPORTS HISTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


                   NEVADA                   33-55254-46      87-0485307
               (State or other             (Commission     (IRS Employer
                 jurisdiction              File Number)    Identification
               of incorporation)                               Number)


     18-I Heritage Drive, Chatham, New Jersey                  07928
     (Address of principal executive offices)                (Zip Code)


                                    (973) 635-0665
               (Registrant's telephone number, including area code)


                                    Not applicable
           (Former name or former address, if changed since last report)

Total sequentially numbered pages in this document: 2

ITEM 4.   Changes in Registrant's Certifying Accountant

     (a) At its board meeting on October 23, 1997, the Board of Directors of American Sports History Incorporated engaged the accounting firm of Michelle M. Gelinas, C.P.A. as independent accountants for the Registrant for 1996 and 1997. The work of Hollander, Gilbert & Co. was terminated on December 18, 1997, which was after the Form 10-KSB report for December 31, 1995 was filed with the SEC on September 4, 1996.

     (b) During the two most recent fiscal years and interim period subsequent to December 31, 1995, there have been no disagreements with Hollander, Gilbert & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     (c) Hollander, Gilbert & Co.'s report on the financial statements for the two years 1994 and 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty (except as to "ability to continue as a going concern"), audit scope or accounting principles.

     (d) The Registrant has requested that Hollander, Gilbert & Co. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. The Registrant delivered a copy of this Form 8-K/A report to
Hollander, Gilbert & Co. on January 7, 1998. Hollander, Gilbert & Co. has Provided such letter which is incorporated into this Form 8-K report as an Exhibit.

ITEM 7.   Financial Statements and Exhibits

     c)   Exhibits

          (1) Letter dated January 7, 1998 from Hollander, Gilbert & Co. to the Securities and Exchange Commission.


                              SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 American Sports History Incorporated
                                 ------------------------------------
                                        (Registrant)




                                 /S/  Vincent M. Nerlino
                                 -------------------------------
                                 Vincent M. Nerlino
                                 President



Date:  January 7, 1998

                           (HOLLANDER, GILBERT LETTERHEAD)

Securities and Exchange Commission
Mail Stop 9-5
Washington, DC 20549


Dear Sirs/Madams:

      We have read Item 4 of Form 8-K/A of American Sports History Incorporated to be filed with the Securities and Exchange Commission dated January 7, 1998, and agree with the statements made in the last sentence of paragraph (a) and in paragraphs (b) and (c).


/S/  Hollander, Gilbert & Co.
-----------------------------

Hollander, Gilbert & Co.
Los Angeles, California
January 7, 1998